Lehman Brothers 2007 Financial Services Conference September 11, 2007 Exhibit 99.1

FORWARD LOOKING STATEMENT
The information contained in this presentation may include forward-looking statements which reflect Regions' current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 ("the Act") provides a safe-harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management's expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:
Regions' ability to achieve the earnings expectations related to businesses that have been acquired, including its merger with AmSouth Bancorporation
("AmSouth"), which in turn depends on a variety of factors, including:
Regions' ability to achieve the anticipated cost savings and revenue enhancements with respect to the acquired operations, or lower than expected revenues from continuing operations;
the assimilation of the combined companies’ corporate cultures;
the continued growth of the markets that the acquired entities serve, consistent with recent historical experience;
difficulties related to the integration of the businesses, including integration of information systems and retention of key personnel.
Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
Regions' ability to keep pace with technological changes.
Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions'
customers and  potential customers.
Regions' ability to effectively manage interest rate risk, market risk, credit risk, operational risk, legal risk, and regulatory and compliance risk.
Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
The cost and other effects of material contingencies, including litigation contingencies.
The effects of increased competition from both banks and non-banks.
Further easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies and finance companies, may increase competitive pressures.
Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.
Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.
Possible changes in the creditworthiness of customers and the possible impairment of collectibility of loans.
The effects of geopolitical instability and risks such as terrorist attacks.
Possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.
Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
The effects of weather and natural disasters such as hurricanes.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward looking statements.

3 Company Profile Company Profile Integration Update 2007 Initiatives 2Q07 Financial Performance Summary

Regions is Among the Largest U.S. Banks
Market Capitalization $23 billion 11th
Assets $138 billion 10th
Loans, net of unearned income $94 billion 9th
Deposits $95 billion             8th
Branches 1,911 7th
ATMs 2,581 8th
National Rank¹
1 As of June 30, 2007.

REGIONS

IA
IL
IN
MO
KY
VA
NC
AR
SC
MS
AL
GA
TX
LA
FL

Franchise Footprint
Source:  SNL DataSource, adjusted for divestitures
State Dep. ($B) Mkt. Share Rank
AL $18.7 27% #1
FL 18.4 5 #4
TN 17.2 17 #2
LA 7.8 11 #3
MS 6.2 16 #1
GA 5.5 3 #6
AR 4.4 10 #1
TX 2.9 1 #19
IL 2.4 1 #22
MO 2.3 2 #7
IN 1.9 2 #10
Other 2.4 — —
Regions
Morgan Keegan
Insurance

Strong Local Market Share
10.9 Citigroup
14.9 SunTrust
15.1 National City
15.4 AmSouth
15.7 Regions (pre-merger)
17.8 US Bancorp
18.7 Fifth Third
18.8 Bank of America
19.2 JPMorgan Chase
20.3 Wachovia
20.4 Regions
21.3 BB&T
23.8% Wells Fargo
Weighted
Average
Market Share¹
Top U.S.
Banks
Regions compares
favorably in terms of
local market share
relative to other top 10
banking franchises
1 Deposit weighted by county. Excludes deposits from branches with > $10bn of deposits. Based on June 30, 2006 data.

12.9%
9.6%
9.0%
8.5%
7.8%
7.5%
6.4%
6.2%
5.9%
5.5%
4.8%
3.5%
3.4%
3.3%
2.3%
SunTrust
Wachovia
Wells Fargo
BB&T
Regions
Bank of America
U.S. Bancorp
Capital One
Fifth Third
JPMorgan
Citigroup
PNC
KeyCorp
National City
M&T Bank

Fast Growing Footprint
Projected Population Growth of Market Footprint
(1)
6.7%
National Average
Source:  SNL Financial.  Data as of June 2006.  Pro forma for completed/pending M&A.
(1) Deposit weighted by MSA.

Morgan Keegan – Among the Largest Regional Full-Service
Brokerage and Investment Banking Firms
Revenue ($M)
Pre-Tax Income ($M)
Financial Performance
446 Office Locations
Revenue Composition (2Q ’07)
Profile
Founded in 1969
Acquired by Regions in 2001
1,300 financial advisors
446 offices in 19 states
27,800 new accounts opened in 2Q ’07
$81 billion of customer assets
$79 billion of trust assets
#1 underwriter of long-term municipal bonds in the south central U.S. for 14 consecutive years
#11 book-running manager in 2006 ($8.6 billion, 445 issues)
$810
$1,029
$631
2005 2006 6/30/07 YTD
$161
$239
$151
2005 2006 6/30/07 YTD
Private Client
31%
Fixed Income
Capital
Markets
19%
Equity Capital
Markets
8%
Regions MK
Trust
17%
Asset
Management
14%
Other
11%

9 Company Profile Integration Update Integration Update 2007 Initiatives 2Q07 Financial Performance Summary

Key Integration Accomplishments
Established Matrix Organizational Structure
Completed Branch Divestitures
Converted Brokerage, Mortgage, Payroll, Employee Benefits
and Trust Systems
Completed Alabama and Florida Branch Conversions
Branch Consolidations Well Underway
Exceeding Original Cost Saves

Integration Timeline
Combined
Product Set
& Incentives
Complete Sale
of Divested
Branches
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Brokerage
Conversion
Mortgage
Origination &
Servicing
Conversion
Trust
Conversion
Achieve $500
MM Annual
Run-rate in
Cost Saves
Event Two Branch
Conversion and
Consolidations
Event Three Branch
Conversion and
Consolidations
Event One Branch
Conversion and
Consolidations
Pre-conversion
Branch
Consolidations

12 Event 1 July 13, 2007 (633 branches) Event 2 October 26, 2007 (563 branches) Event 3 December 7, 2007 (590 branches) FL AL GA MS LA TX AR MO IA IL IN KY TN NC VA SC

Branch Consolidations
46 Tennessee
1 Missouri
2 Georgia
12 Mississippi
17 Louisiana
32 Alabama
34 Florida
15 branches consolidated
pre-conversion in
Arkansas, Florida,
Missouri and Tennessee
Significant source of
cost saves
Total of 159 branches
consolidated
Event 1
Event 2
Event 3

14 Net Cost Saves $0 $100 $200 $300 $400 $500 2008E 2007E 4Q06 $7 MM Estimated $250 MM Estimated $500 MM Full run-rate achieved by 2Q 2008 $135 MM through 2Q07 Exceeding Original Cost Saves

15 Measuring the Customer Experience Measurement Plans Gallup Organization, Greenwich Organization and Customer Surveys Trend Identification Tracking over 100 operational metrics

16 Company Profile Integration Update 2007 Initiatives 2007 Initiatives 2Q07 Financial Performance Summary

17 De Novo Branching 2007 De Novo Branches Florida 32 Alabama 3 Tennessee 5 Other 10 Total 50

Consumer checking household growth of 2%
Retain a minimum of 85% of the consumer
checking households
New customer cross-sell ratio of 4.5 services
per household
Grow private banking households by 10%
Consumer Services
Initiatives for 2007

19 Treasury Management Commercial and Industrial/ Middle Market Community Banking Corporate Banking Commercial Real Estate Business Banking Business Services

Summary of Key Initiatives
Leverage New Capabilities and Credit Limits
Fully Develop Morgan Keegan Partnership
Drive Improvements in Sales Process
Deepen Cross-Sell with Existing Clients
Improve Associate and Client Retention
Enhance Productivity

21 Company Profile Integration Update 2007 Initiatives 2Q07 Financial 2Q07 Financial Performance Performance Summary

Good fee-based revenue growth
Lower net interest income and margin compression
driven largely by divestitures
Above-plan merger cost saves; good expense
containment
Disciplined balance sheet/capital management
Credit costs remain low
Excellent merger integration progress, including
successful Alabama/Florida branches conversion
Solid Financial Performance

Financial Performance
$ 0.69  EPS – diluted*
0.23 % Net Charge-Off Ratio
Asset Quality
0.62%
Nonperforming Assets as a % of Loans
1.19 % Allowance for Credit Losses as a % of Loans
24.79 % Return on Avg. Tangible Equity*
1.43 % Return on Avg. Assets*
57.44 % Operating Efficiency
3.82 % Net Interest Margin
Profitability
2Q07
* Excluding discontinued operations and merger related charges. For a reconciliation of these amounts to GAAP financial measures and a statement of why management believes these measures provide useful information to investors, see Regions’ 10-Q for the period ended June 30, 2007.
2Q07 Financial Summary

Credit Quality Trends
0.45%
0.62%
0.20%
0.23%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
4Q06 1Q07 2Q07
0.40%
0.27%
NPAs/Loans and OREO
Net Charge-Offs/Average Loans
1.11% 1.11%
0.99%
Delinquent Loans (>30 days)

Diversified Loan Portfolio
Note: Loan Portfolio per Call Report Schedule RC-C.  June 30, 2007.
Loan Portfolio
Total Loan Portfolio as of 6/30/07 ($MM) = $94,014
Commercial/Leasing,
23%
Multifamily, 1%
Other Commercial
Real Estate, 9%
Alt A, 3%
Indirect, 4%
1-4 Family
Construction, 5%
Land and Other
Construction, 13%
Residential First
Mortgage, 16%
Owner Occupied Real
Estate , 8%
Other Consumer, 2%
Home Equity, 16%

Commercial Real Estate
CRE Portfolio by Product CRE Portfolio Characteristics
CRE portfolio is diversified by product, loan
size, and by geography
CRE portfolio is very granular with the
average note size under $500 thousand
This average note size is reflective of real
estate in our Community Banks
Loans are generally underwritten
based on the individual borrower's financial
strength and consequently provide a
different risk profile than larger CRE loans
Top 5 MSA concentrations are Atlanta,
Miami, Nashville, Tampa, and Birmingham,
all of which are under 10%
Note: Commercial Real Estate by Product per June 30, 2007 Call Report Schedule RC-C.
Owner Occupied Commercial Real Estate is based on the credit strength of the operating company (borrower) and does not depend on the real estate for repayment
1-4 Family
Construction, 12%
Land and Other
Construction, 36%
Multifamily, 4%
Owner Occupied
Real Estate, 22%
Other Commercial
Real Estate, 26%

Consumer Real Estate Portfolio
Average Loan Size = $114 thousand
71% are first lien position
Weighted Average LTV FICO
Total Portfolio 71% 733
Alt A 72% 733
Negligible subprime exposure (0.1%)
No negative amortizing mortgages
No Option Adjustable Rate Mortgages
EquiFirst sold 1Q2007
Remaining Loan
Portfolio
65%
Home Equity
16%
Alt A
3%
Residential First
Mortgage
16%
Note: as of June 30, 2007.

REGIONS

6.9%
6.9%
6.6%
6.1%
5.9%
5.6%
5.5%
5.4%
5.4%
5.3%
5.2%
4.3%
Fifth Third
KeyCorp
Wells Fargo
Regions
SunTrust
M&T Bank
Marshall & Ilsley
National City
PNC
BB&T
U.S. Bancorp
Wachovia

28 Strong Capital Position Tangible Equity / Tangible Assets Source: SNL DataSource, Tangible Equity/Tangible Assets as of June 30, 2007. 5.5% Median

29 Company Profile Integration Update 2007 Initiatives 2Q07 Financial Performance Summary Summary

30 Current Banking Environment Interest Rates Disciplined balance sheet management Large branch network in high growth areas provides strong engine for low cost deposit growth Concerns Our Response

Current Banking Environment
Interest Rates
Credit Quality
Disciplined balance sheet management
Large branch network in high growth
areas provides strong engine for low cost
deposit growth
Loan portfolio well diversified by size,
product type and geography
Strengthened underwriting and approval
processes
Comprehensive credit servicing reviews
Concerns Our Response

Current Banking Environment
Interest Rates
Credit Quality
Economy
Disciplined balance sheet management
Large branch network in high growth
areas provides strong engine for low cost
deposit growth
Fast growing Southeastern footprint
High market density in footprint
Customer retention programs
Household growth
Comprehensive product set
Revenue diversity – Morgan Keegan
Exceeding original cost saves
Concerns Our Response
Loan portfolio well diversified by size,
product type and geography
Strengthened underwriting and approval
processes
Comprehensive credit servicing reviews

* * * * * * * * * * * * * * * *